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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         -----------------------------


                                   FORM 8-K/A




                                CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Act of 1934



                       Date of Report (Date of Earliest
                        Event Reported): July 19, 2000



                         Commission File No. 000-28243



                                parts.com, Inc.
                                ---------------
            (Exact Name of Registrant as specified in its Charter)



                   NEVADA                                 88-0344869
                   ------                                 -----------
        (State or Other Jurisdiction                     (IRS Employer
      of Incorporation or Organization)               Identification No.)


               121 EAST FIRST STREET
                  SANFORD, FLORIDA                          32771
                ---------------------                     ----------
      (Address of Principal Executive Offices)            (Zip Code)


                 Registrant's telephone number: (407) 302-1314
                                                --------------


              Former name, former address and former fiscal year,
                       if changed since last report: N/A


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Item 4.   Change in Registrant's Certifying Accountant

On July 19, 2000, the Registrant engaged Deloitte Touche LLP as its independent auditors for the fiscal year ending December 31, 2000 to replace the firm of Moore Stephens Lovelace, P.A., who were dismissed as auditors of the Company effective July 19, 2000. The audit committee of the Board of Directors, subject to ratification of the Company's stockholders, approved the change in auditors on July 19, 2000.

The reports of Moore Stephens Lovelace, P.A. on the Registrant's financial statements for the fiscal year ended December 31, 1999 and for the Period From Inception January 27, 1998 through December 31, 1998, did not contain an adverse opinion or a disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles and include an explanatory paragraph concerning the Registrant's ability to continue as a going concern.

In connection with the audit of the Registrant's financial statements for the year ended December 31, 1999 and for the Period From Inception January 27, 1998 through December 31, 1998, and in the subsequent interim period preceding the date of dismissal, July 19, 2000, there were no disagreements with Moore Stephens Lovelace, P.A. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Moore Stephens Lovelace, P.A. would have caused Moore Stephens Lovelace, P.A. to make reference to the matter in their report.

The Company has requested Moore Stephens Lovelace, P.A. to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 3, 2000 is filed as Exhibit 16.1 to this Form 8-K/A.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         (c) Exhibits

         The following exhibits are filed with this report:

Exhibit No.       Description

   16.1           Letter re Change in Certifying Accountant dated August 3, 2000



                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARTS.COM, INC.



August 3, 2000                              By: /s/ Shawn D. Lucas
                                               -------------------------------
                                                    Shawn D. Lucas, President,
                                                    Chairman and Co-CEO